                                                                    Exhibit 10.4

                            COR THERAPEUTICS, INC.
                1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                         (Adopted on January 21, 1994)
                  (Approved by Stockholders on May 20, 1994)
                         (Amended on January 24, 1997)
                          (Amended on March 19, 1999)
             (Adjusted for 2-for-1 Stock Split on August 15, 2000)
                        (Amended on February 14, 2001)

                            Termination Date: None

1.   Purpose.

     (a) The purpose of the 1994 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of COR Therapeutics, Inc., a Delaware corporation (the "Company"), who is not otherwise an employee or a consultant of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     (c) The word "Fair Market Value" as used in the Plan means, as of any date, the average of the high and low sales prices of a share of the Company's common stock as quoted on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board of Directors of the Company (the "Board") deems reliable.

     (d) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.   Administration.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

     (b) The Board may delegate administration of the Plan to a committee composed of two (2) or more members of the Board (the "Committee"), all of the members of which Committee may (but need not) be, in the discretion of the Board, "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   Shares Subject To The Plan.

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate seven hundred thousand (700,000) shares/1/ of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   Eligibility.

     Options shall be granted only to Non-Employee Directors of the Company.

5.   Non-Discretionary Grants.

     (a) Upon the date of the approval of the Plan by the Board (the "Adoption Date"), each person who is then a Non-Employee Director shall be granted an option to purchase fifty thousand (50,000) shares/2/ of common stock of the Company on the terms and conditions set forth herein (an "Initial Grant").

     (b) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director shall, upon the date of such person's initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant.

     (c) Each person who, on or after March 19, 1999, is serving as a Non-Employee Director shall be granted options to purchase twenty thousand (20,000) shares/3/ of common stock of the Company on the terms and conditions set forth herein (i) on the date of the first Board meeting held both on or after March 19, 1999 and after the date on which the Non-Employee Director has completed three (3) years of service as a director of the Company; and (ii) every two years thereafter on the anniversary date of the grant made under the foregoing clause (i) (each grant described in clauses (i) and (ii), a "Supplemental Grant").

________________
/1/ Pursuant to subparagraph 10(a), the aggregate of 200,000 shares of common stock in the share reserve was adjusted to 400,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000. On February 14, 2001 the Board of Directors increased this number by 300,000 shares, to a total aggregate of 700,000 shares of common stock.

/2/ Pursuant to subparagraph 10(a), the 25,000 shares of common stock were adjusted to 50,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

/3/ Pursuant to subparagraph 10(a), the 10,000 shares of common stock were adjusted to 20,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

6.   Option Provisions.

     Each option shall contain the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director of the Company terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of service; provided, however, that (i) if such termination is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following such termination; or (ii) if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

     (b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to such option on the date such option is granted.

     (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than two thousand (2,000) shares;/4/ but when the number of shares being purchased upon an exercise is two thousand (2,000) or more shares,/5/ the optionee may elect to make payment of the exercise price under one of the following alternatives:

         (i) Payment of the exercise price per share in cash at the time of exercise; or

         (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at Fair Market Value (with the "day of determination" being the date of exercise); or

         (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above; or

         (iv) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

_______________
/4/ Pursuant to subparagraph 10(a), the 1,000 shares of common stock were adjusted to 2,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

/5/ Pursuant to subparagraph 10(a), the 1,000 shares of common stock were adjusted to 2,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

     (d) An option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative, unless otherwise specified in the option, in which case the option may be transferred upon such terms and conditions as are set forth in the option, as the Board or the Committee shall determine in its discretion at the time of grant. The person to whom the option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

     (e) Each Initial Grant shall become exercisable in installments over a period of sixty (60) months from the date of grant at the rate of eight hundred thirty-three and one-third (833 1/3) shares/6/ per month in sixty (60) equal monthly installments commencing on the date one month after the date of grant of the option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment. Each Supplemental Grant shall be fully vested and exercisable on the date on which it is granted.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

________________
/6/ Pursuant to subparagraph 10(a), each monthly installment of 416 2/3 shares of common stock was adjusted to 833 1/3 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

7.   Covenants Of The Company.

     (a) Subject to the provisions of subparagraph 7(b) hereof, during the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) Notwithstanding the provisions of subparagraph 7(a) hereof, at any such time or times that the number of shares of common stock reserved for issuance under the Plan pursuant to subparagraph 3(a) hereof that have been approved by the stockholders of the Company are insufficient to make a timely non-discretionary Initial Grant and/or a Supplemental Grant as specified in paragraph 5 hereof (a "Grant"), then, without any further action of the Board, such Grant shall be made in the following manner:

         (i) The number of shares of common stock remaining in the share reserve of the Plan, as provided in subparagraph 3(a) hereof, that have been approved by the stockholders of the Company shall be applied to the Grants on a pro-rated basis.

         (ii) To the extent that there are insufficient shares of stockholder-approved common stock available under the Plan to cover the Grants, any additional number of shares of common stock required for the Grants shall be deemed to have been made under the COR Therapeutics, Inc. 1991 Equity Incentive Plan ("Equity Incentive Plan") and shall be applied to the Grants on a pro-rated basis to the extent that such shares of common stock remaining in the share reserve of the Equity Incentive Plan, as provided in subparagraph 3(a) of the Equity Incentive Plan, have been approved by the stockholders of the Company. Notwithstanding the foregoing, no Grants shall be made under the Plan or the Equity Incentive Plan pursuant to paragraph 5 which give the right to purchase fractional shares.

         (iii) The Grants otherwise shall be made on the terms and conditions specified in paragraph 6 hereof.

         (iv) To the extent that there are insufficient shares of stockholder-approved common stock available under both the Plan and the Equity Incentive Plan to cover the Grants, the Grants shall be delayed, in whole or in part, as the case may be, until such time as shares of stockholder-approved common stock under the Plan and/or the Equity Incentive Plan are available to cover the Grants.

         (v) In the event of any conflict between the terms and conditions of the Plan and the Equity Incentive Plan, the terms and conditions of the Plan shall control.

         (vi) Notwithstanding anything in the Plan or the Equity Incentive Plan to the contrary, the terms and conditions of the Plan shall survive the termination of the Plan as to any Grant made pursuant to this subparagraph 7(b).

     (c) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.   Use Of Proceeds From Stock.

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.   Miscellaneous.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

     (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

     (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through such person, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for such person pursuant to an option granted to such person.

     (e) In connection with each option granted pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

10.  Adjustments Upon Changes In Stock.

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     (b) In the event of: (i) a merger or consolidation in which the Company is not the surviving corporation; (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then any surviving corporation, other than the Company, shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan or, if the Company is the surviving corporation, such options shall continue in full force and effect.

11.  Amendment Of The Plan.

     (a) The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

     (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

     (c) The Board at any time, and from time to time, may amend the terms of any one or more options; provided, however, that the rights and obligations under any option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.  Termination Or Suspension Of The Plan.

     (a) The Board may suspend or terminate the Plan at any time. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

13.  Effective Date Of Plan; Conditions Of Exercise.

     (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

     (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                                       8